                             PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------

     I, ROBERT MEHRABIAN, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W. H. Hernandez, James C. Diggs and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement on Form S-3 to be filed by the Corporation with the Securities and Exchange Commission, and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of $500,000,000 of Debt Securities of the Corporation.

     WITNESS my hand this 11th day of December 1997
                          ----

                                                    /s/ Robert Mehrabian
                                                    ----------------------
                                                    ROBERT MEHRABIAN

                             PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------

     I, DAVID R. WHITWAM, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W. H. Hernandez, James C. Diggs and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement on Form S-3 to be filed by the Corporation with the Securities and Exchange Commission, and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of $500,000,000 of Debt Securities of the Corporation.

     WITNESS my hand this 11th day of December 1997
                          ----

                                                    /s/ David R. Whitwam
                                                    ----------------------
                                                    DAVID R. WHITWAM

                             PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------

     I, DAVID G. VICE, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W.
H. Hernandez, James C. Diggs and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement on Form S-3 to be filed by the Corporation with the Securities and Exchange Commission, and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of $500,000,000 of Debt Securities of the Corporation.

     WITNESS my hand this 11th day of December 1997
                          ----

                                                    /s/ David G. Vice
                                                    ----------------------
                                                    DAVID G. VICE

                             PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------

     I, ERROLL B. DAVIS, JR., a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W. H. Hernandez, James C. Diggs and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement on Form S-3 to be filed by the Corporation with the Securities and Exchange Commission, and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of $500,000,000 of Debt Securities of the Corporation.

     WITNESS my hand this 11th day of December 1997
                          ----

                                                    /s/ Erroll B. Davis, Jr.
                                                    ------------------------
                                                    ERROLL B. DAVIS, JR.

                             PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------

     I, HAROLD A. MCINNES, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W. H. Hernandez, James C. Diggs and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement on Form S-3 to be filed by the Corporation with the Securities and Exchange Commission, and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of $500,000,000 of Debt Securities of the Corporation.

     WITNESS my hand this 11th day of December 1997
                          ----

                                                    /s/ Harold A. McInnes
                                                    ------------------------
                                                    HAROLD A. MCINNES

                             PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------

     I, STEVEN C. MASON, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W.
H. Hernandez, James C. Diggs and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement on Form S-3 to be filed by the Corporation with the Securities and Exchange Commission, and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of $500,000,000 of Debt Securities of the Corporation.

     WITNESS my hand this 11th day of December 1997
                          ----

                                                    /s/ Steven C. Mason
                                                    ------------------------
                                                    STEVEN C. MASON

                             PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------

     I, ALLEN J. KROWE, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W.
H. Hernandez, James C. Diggs and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement on Form S-3 to be filed by the Corporation with the Securities and Exchange Commission, and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of $500,000,000 of Debt Securities of the Corporation.

     WITNESS my hand this 11th day of December 1997
                          ----

                                                    /s/ Allen J. Krowe
                                                    ------------------------
                                                    ALLEN J. KROWE

                             PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------

     I, NED C. LAUTENBACH, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W. H. Hernandez, James C. Diggs and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement on Form S-3 to be filed by the Corporation with the Securities and Exchange Commission, and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of $500,000,000 of Debt Securities of the Corporation.

     WITNESS my hand this 11th day of December 1997
                          ----

                                                    /s/ Ned C. Lautenbach
                                                    ------------------------
                                                    NED C. LAUTENBACH

                             PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------

     I, VINCENT A. SARNI, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W. H. Hernandez, James C. Diggs and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement on Form S-3 to be filed by the Corporation with the Securities and Exchange Commission, and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of $500,000,000 of Debt Securities of the Corporation.

     WITNESS my hand this 11th day of December 1997
                          ----

                                                    /s/ Vincent A. Sarni
                                                    ------------------------
                                                    VINCENT A. SARNI

                             PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------

     I, THOMAS J. USHER, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W.
H. Hernandez, James C. Diggs and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement on Form S-3 to be filed by the Corporation with the Securities and Exchange Commission, and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of $500,000,000 of Debt Securities of the Corporation.

     WITNESS my hand this 11th day of December 1997
                          ----

                                                    /s/ Thomas J. Usher
                                                    ------------------------
                                                    THOMAS J. USHER

                             PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------

     I, MICHELE J. HOOPER, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W. H. Hernandez, James C. Diggs and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement on Form S-3 to be filed by the Corporation with the Securities and Exchange Commission, and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of $500,000,000 of Debt Securities of the Corporation.

     WITNESS my hand this 11th day of December 1997
                          ----

                                                    /s/ Michele J. Hooper
                                                    ------------------------
                                                    MICHELE J. HOOPER

                             PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------

     I, RAYMOND W. LEBOEUF, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint W. H. Hernandez, James C. Diggs and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement on Form S-3 to be filed by the Corporation with the Securities and Exchange Commission, and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of $500,000,000 of Debt Securities of the Corporation.

     WITNESS my hand this 11th day of December 1997.
                          ----



                                             /s/ Raymond W. LeBoeuf
                                             ----------------------
                                             RAYMOND W. LEBOEUF